UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operation and Financial Condition.

On April 21, 2026, Peoples Bancorp Inc. ("Peoples") issued a news release regarding its financial results for the first quarter of 2026. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Peoples also provided electronic presentation slides that will be used in connection with its conference call to discuss earnings. A copy of the electronic slides is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Conference Call to Discuss Earnings:
Peoples will conduct a facilitated conference call to discuss first quarter of 2026 results of operations today at 11:00 a.m., Eastern Daylight Time, with members of Peoples' executive management participating. Analysts, media and individual investors are invited to participate in the conference call by calling (866) 890-9285. A simultaneous webcast of the conference call audio and earnings call presentation will be available online via the “Investor Relations” section of Peoples' website, www.peoplesbancorp.com.  Participants are encouraged to call or sign in at least 15 minutes prior to the scheduled conference call time to ensure participation and, if required, to download and install the necessary software. A replay of the call will be available on Peoples' website in the “Investor Relations” section for one year.

Item 8.01     Other Events

Declaration of Dividend:

On April 21, 2026, Peoples issued a news release announcing that the Board of Directors declared a quarterly dividend of $0.42 per common share on April 20, 2026. A copy of the news release is included as Exhibit 99.3 to this Current Report on Form 8-K.

Merger Agreement

On April 21, 2026, Peoples Bancorp Inc. (“Peoples”) announced that it has entered into an Agreement and Plan of Merger dated April 20, 2026 (“Merger Agreement”) with Citizens National Corporation ("Citizens"). The Merger Agreement calls for Citizens to merge into Peoples and for Citizens’s wholly owned subsidiary, Citizens Bank of Kentucky, which operates 12 branches in the Commonwealth of Kentucky, to merge into Peoples’ wholly owned subsidiary, Peoples Bank.

A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

a) Financial statements of businesses acquired
No response required.

b) Pro forma financial information
No response required.

c) Exhibits
See Index to Exhibits on Page 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 21, 2026	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Earnings News Release issued by Peoples Bancorp Inc. on April 21, 2026
99.2	Presentation slides furnished by Peoples Bancorp Inc. on April 21, 2026
99.3	Dividend News Release issued by Peoples Bancorp Inc. on April 21, 2026
99.4	Merger News Release issued by Peoples Bancorp Inc. on April 21, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

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